                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) April 22, 2003
                                                          --------------

                          CONNECTICUT BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                         0-28389               06-1564613
      --------                         -------               ----------
(State or other jurisdiction of      (Commission           (IRS Employer
incorporation or organization)       File Number)          Identification No.)

                 923 Main Street, Manchester, Connecticut 06040
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (860) 646-1700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1      Press Release Dated April 22, 2003

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

      On April 22, 2003, Connecticut Bancshares, Inc. announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the quarter ended March 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

      This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CONNECTICUT BANCSHARES, INC.



Dated: April 23, 2003                 By: /s/ Douglas K. Anderson
                                          -------------------------------------
                                          Douglas K. Anderson
                                          Executive Vice President